UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2024

Bannix Acquisition Corp.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

As previously disclosed, on March 26, 2024, Bannix Acquisition Corp., a Delaware corporation (“Bannix”), entered into a Business Combination Agreement (the “Original Agreement”), by and among Bannix, VisionWave Technologies, Inc., a Nevada corporation (“Target”) and the shareholders of Target.

On September 6, 2024, Bannix entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), by and among Bannix, VisionWave Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Bannix (“VisionWave”), BNIX Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of VisionWave (“Parent Merger Sub”), BNIX VW Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of VisionWave, and Target. The Merger Agreement and the transactions contemplated thereby were approved by the boards of directors of each of Bannix, VisionWave, Parent Merger Sub, Company Merger Sub, and Target.

The Mergers

Pursuant to and in accordance with the terms set forth in the Merger Agreement, (a) Parent Merger Sub will merge with and into Bannix, with Bannix continuing as the surviving entity (the “Parent Merger”), as a result of which, (i) Bannix will become a wholly owned subsidiary of VisionWave, and (ii) each issued and outstanding security of Bannix immediately prior to the effective time of the Parent Merger (the “Parent Merger Effective Time”) (other than shares of Bannix Common Stock that have been redeemed or are owned by Bannix or any of its direct or indirect subsidiaries as treasury shares and any Dissenting Parent Shares) shall no longer be outstanding and shall automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of VisionWave (other than the Parent Rights, which shall be automatically converted into shares of VisionWave), and, (b) immediately following the consummation of the Parent Merger but on the same day, Company Merger Sub will merge with and into Target, with Target continuing as the surviving entity (the “Company Merger” and, together with the Parent Merger, the “Mergers”), as a result of which, (i) Target will become a wholly owned subsidiary of VisionWave, and (ii) each issued and outstanding security of Target immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) (other than any Cancelled Shares or Dissenting Shares) shall no longer be outstanding and shall automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of VisionWave. The Mergers and the other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Subject to a six month extension the termination date by which the Company must consummate a business combination from September 14, 2024, the date that is 36 months from the closing date of the Company’s initial public offering of units, to March 14, 2025, the Business Combination is expected to close in the first quarter of 2025, subject to customary closing conditions, including the satisfaction of the minimum available cash condition, the receipt of certain governmental approvals and the required approval by the stockholders of Bannix and Target.

Consideration

Pursuant to and in accordance with the terms set forth in the Merger Agreement, at the Parent Merger Effective Time, (a) each share of Bannix common stock, par value $0.001 per share (“Bannix Common Stock”) outstanding immediately prior to the Parent Merger Effective Time that has not been redeemed, is not owned by Bannix or any of its direct or indirect subsidiaries as treasury shares and is not a Dissenting Parent Share will automatically convert into one share of common stock, par value $0.001, of VisionWave (each, a share of “VisionWave Common Stock”), (b) each Bannix Warrant shall automatically convert into one warrant to purchase shares of VisionWave Common Stock (each, a “VisionWave Warrant”) on substantially the same terms and conditions; and (c) each Bannix Right will be automatically converted into the number of shares of VisionWave Common Stock that would have been received by the holder of such Bannix Right if it had been converted upon the consummation of a business combination in accordance with Bannix’s organizational documents.

In accordance with the terms and subject to the conditions of the Merger Agreement, at the Company Merger Effective Time, (a) each share of issued and outstanding Target common stock, par value $0.01 (“Target Common Stock”), shall be cancelled and converted into 4,041 shares of VisionWave Common Stock.

Governance

Subject to approval of shareholders, the parties have agreed to take actions such that, effective immediately after the Closing of the Business Combination, VisionWave’s board of directors shall consist of seven directors, consisting of Ned L. Siegel, Eric T. Shuss, Douglas Davis, Noam Kenig, Danny Rittman, Erik Klinger and Yossi Attia. Additionally, certain current Target management personnel will become officers of VisionWave.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Business Combination, (ii) the parties’ efforts to satisfy conditions to consummation of the Business Combination, including by obtaining any necessary approvals from governmental agencies, (iii) prohibitions on the parties soliciting alternative transactions, (iv) VisionWave preparing and filing a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of Bannix’s stockholders to vote in favor of certain matters, including the adoption of the Merger Agreement and approval of the Business Combination, at a special meeting to be called for the approval of such matters, and (v) the protection of, and access to, confidential information of the parties.

The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made the parties to the Merger Agreement which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Bannix does not believe that these schedules contain information that is material to an investment decision.

In addition, VisionWave has agreed to adopt an equity incentive plan, as described in the Merger Agreement.

Conditions to the Closing

The obligations of Bannix, VisionWave, Parent Merger Sub and Company Merger Sub (the “Bannix Parties”) and Target to consummate the Business Combination are subject to certain closing conditions, including, but not limited to, (i) the approval of Bannix’s stockholders, (ii) the approval of Target’s stockholders, and (iii) VisionWave’s Form S-4 registration statement becoming effective.

In addition, the obligations of the Bannix Parties to consummate the Business Combination are also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of Target being true and correct to the standards applicable to such representations and warranties and each of the covenants of Target having been performed or complied with in all material respects, (ii) delivery of certain ancillary agreements required to be executed and delivered in connection with the Business Combination, and (iii) no Material Adverse Effect having occurred.

The obligation of Target to consummate the Business Combination is also subject to the fulfillment (or waiver) of other closing conditions, including, but not limited to, (i) the representations and warranties of the Bannix Parties being true and correct to the standards applicable to such representations and warranties and each of the covenants of the Bannix Parties having been performed or complied with in all material respects and (ii) the shares of VisionWave Common Stock issuable in connection with the Business Combination being listed on the Nasdaq Stock Market.

Termination Rights

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Bannix and Target, (ii) by Bannix, on the one hand, or Target, on the other hand, if there is any breach of the representations, warranties, covenant or agreement of the other party as set forth in the Merger Agreement, in each case, such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by either Bannix or Target if the Business Combination is not consummated by March 31, 2025 (which date may be extended by mutual agreement of the parties to the Merger Agreement), (iv) by either Bannix or Target if a meeting of Bannix’s stockholders is held to vote on proposals relating to the Business Combination and the stockholders do not approve the proposals, and (v) by Bannix if the Target stockholders do not approve the Merger Agreement.

Permitted Financings

The Merger Agreement contemplates that Target (a) may enter into agreements to raise capital in one or more private placement transactions prior to the Closing for aggregate gross proceeds of up to $20,000,000 or (b) consummate an initial sale of any shares of capital stock of Target in an underwritten public offering registered under the Securities Act or any direct listing of any shares of capital stock of Target on a securities exchange or securities market (“Permitted Financings”).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. Capitalized terms used in this Current Report and not otherwise defined herein shall have the meanings assigned to them in the A&R Merger Agreement.

Stockholder Support Agreement

In accordance with the Merger Agreement, within thirty (30) days following the execution of the Merger Agreement, Bannix, VisionWave, Target, and certain stockholders of Target representing the requisite votes necessary to approve the Merger Agreement (the “Target Equity Holders”) are expected to enter into a Stockholder Support Agreement pursuant to which the Target Equity Holders will: (a) agree to vote in favor of the adoption of the Merger Agreement and approve the Mergers and the other Transactions to which Target is a party; and (b) agree to waive any appraisal or similar rights they may have pursuant to Nevada law with respect to the Mergers and the other Transactions.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction involving Bannix and Target. In connection with the proposed transaction, VisionWave will file with the SEC a registration statement on Form S-4 that includes a proxy statement of Bannix and that also constitutes a prospectus of VisionWave with respect to the shares of VisionWave common stock to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). This Current Report is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Bannix’s and Target’s stockholders. VisionWave and/or Bannix may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BANNIX AND TARGET AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BANNIX, TARGET, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders of Bannix and Target may obtain free copies of the Registration Statement and Proxy Statement/Prospectus and other documents that are filed or will be filed with the SEC by VisionWave and/or Bannix through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by VisionWave and/or Bannix will be available free of charge at Bannix Acquisition Corp., 300 Delaware Ave., Suite 210 #301, Wilmington, DE 19801, attention: Secretary.

Participants in the Solicitation

Bannix, Target and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Bannix and Target in respect of the proposed transaction. Information about Bannix’s directors and executive officers and their ownership of Bannix common stock is set forth in Bannix’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on May 31, 2024 (the “Annual Report”). To the extent that holdings of Bannix’s securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which Target competes, the success and customer acceptance of Target’s product and service offerings and other aspects of Target’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this Current Report, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Bannix’s securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Bannix’s business combination deadline; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Bannix or Target, the satisfaction of the minimum cash amount following redemptions by the public stockholders of Bannix, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vi) the effect of the announcement or pendency of the proposed transaction on Target’s business relationships, performance and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Target and any potential difficulties in Target employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against Target or Bannix related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to Target’s products or services; (ix) the ability to maintain the listing of Bannix’s (and after the closing of the proposed transaction, VisionWave’s) securities on the Nasdaq Capital Market; (x) potential volatility in the price of Bannix’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Target operates, variations in performance across competitors, changes in laws and regulations affecting Target’s business, and changes in the combined company’s capital structure; (xi) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industries in which Target operates or the markets that Target targets; (xiii) the inability of Target and its current and future collaborators to successfully develop and commercialize Target’s products and services in the expected time frame or at all; (xiv) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xv) the costs of the proposed transaction. The forward-looking statements contained in this Current Report are also subject to additional risks, uncertainties and factors, including those described in Bannix’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by VisionWave and/or Bannix from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this Current Report are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the proposed Business Combination and is not a substitute for the Proxy Statement/Prospectus or any other document that Bannix or VisionWave may file with the SEC or send to Bannix’s or Target’s stockholders in connection with the proposed transaction. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
2.1	Merger Agreement and Plan of Reorganization by and among Bannix Acquisition Corp., VisionWave Holdings, Inc., BNIX Merger Sub, Inc. and BNIX VW Merger Sub, Inc. dated September 6, 2024
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2024

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer